COMMON STOCK ISSUED IN OFFERINGS (DETAILS) (USD $)	Jun. 30, 2013	Jan. 31, 2013
COMMON STOCK ISSUED IN OFFERINGS
Issue of common shares private placement offering	3,528,580	100,000
Common shares per share value	$ 5.50	$ 4.50
Gross proceeds	$ 19,407,190	$ 450,000
Net proceeds after offering costs	$ 18,537,272	$ 450,000
Shares of common stock issued pursuant to cashless exercise of options		6,722
Exercise of cashless options (number of options)		10,000
Exercise price per share		$ 2.00